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                                                                     EXHIBIT 4.1

                            [AMKOR TECHNOLOGY LOGO]

                             AMKOR TECHNOLOGY, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  [GRAPHIC]                                           [GRAPHIC]
COMMON STOCK                                        CUSIP 031652 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that




is the owner of



                     FULLY PAID AND NON-ASSESSABLE SHARES,
             OF THE PAR VALUE OF $.001 EACH, OF THE COMMON STOCK OF

AMKOR TECHNOLOGY, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed in facsimile by its duly authorized officers and has caused its facsimile seal to be affixed hereto.

Dated:

 /s/ F. J. Marcucci    [AMKOR TECHNOLOGY CORPORATE SEAL]     /s/ James J. Kim
CHIEF FINANCIAL OFFICER                                  CHIEF EXECUTIVE OFFICER
                                                               AND CHAIRMAN


COUNTERSIGNED AND REGISTERED:
    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                       TRANSFER AGENT
                                                       AND REGISTRAR

BY

                                                 AUTHORIZED OFFICER


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                             AMKOR TECHNOLOGY, INC.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL OR SUMMARY STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED BY THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common
TEN ENT   - as tenants by the entities
JT TEN    - as joint tenants with right of survivorship and not as tenants in common


UNIF GIFT MIN ACT-                Custodian
                  ----------------         -------------------
                      (Cust)                     (Minor)

                 under Uniform Gifts to Minors

                 Act
                    -------------------------
                             (State)


    Additional abbreviations may also be used though not in the above list.


For value received,                    hereby sell, assign and transfer unto
                   --------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee


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                                                                          Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------

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Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.


Dated
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NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
          WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                       SIGNATURE(S) GUARANTEED:
                       --------------------------------------------------------
                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO SEC RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.